SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press Release, dated October 16, 2003

Item 12. Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition” of the Securities and Exchange Commission’s (the “SEC”) Form 8-K.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, or into any other filing or document made by the Company pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Auburn National Bancorporation, Inc., dated October 16, 2003, reporting the Company’s financial results for the quarter ended September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC. (Registrant)

/s/ E.L. SPENCER, JR.

E.L. Spencer, Jr. Chairman, President and Chief Executive Officer

Date:	October 17, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated October 16, 2003